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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       __________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 9, 2005

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                              TREY RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)



           DELAWARE                 000-50302                     16-1633636
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(State or Other Jurisdiction of    (Commission                 (I.R.S. Employer
 Incorporation or Organization)    File Number)              Identification No.)



             293 EISENHOWER PARKWAY,
              LIVINGSTON, NEW JERSEY                                 07039
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     (Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:  (973) 758-9555



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

On June 9, 2005, the Board of Directors of the Company elected John Rudy to the Board of Directors of Trey Resources, Inc. Mr. Rudy has had no prior relationship with the Company, nor is there any arrangement or understanding between him or any other person or entity, pursuant to which he was selected as a director.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TREY RESOURCES, INC.



                                          By: /s/ Mark Meller
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                                              Mark Meller
                                              President, Chief Executive Officer
                                              and Principal Accounting Officer

Date:  June 17, 2005